SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to § 240.14a-11(c) or § 240.14a-12

SUNRISE TELECOM INCORPORATED

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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302 Enzo Drive

San Jose, California 95138

April 7, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Sunrise Telecom Incorporated to be held on Wednesday, May 12, 2004 at 11:00 AM at our offices at 302 Enzo Drive, San Jose, California 95138.

Our Secretary’s formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matters to be acted upon at the Annual Meeting. You also will have the opportunity to hear what has happened in our business in the past year and to ask questions if you attend the Annual Meeting.

We hope that you can join us. However, whether or not you plan to attend, please sign and return your proxy in the enclosed envelope as soon as possible so that your vote will be counted.

Sincerely,

/s/ Paul Ker-Chin Chang

Paul Ker-Chin Chang

Chairman, Chief Executive Officer and President

302 Enzo Drive

San Jose, California 95138

April 7, 2004

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Sunrise Telecom Incorporated will hold its 2004 Annual Meeting of Stockholders at 11:00 AM on Wednesday, May 12, 2004 at our offices at 302 Enzo Drive, San Jose, California 95138.

At this meeting we will ask you to do the following:

•	Elect two directors to serve until the 2007 Annual Meeting of Stockholders; and

•	Transact any other business that properly comes before the meeting.

Your Board of Directors has selected March 19, 2004 as the record date for determining stockholders entitled to vote at the meeting. A list of stockholders on that date will be available for inspection at 302 Enzo Drive, San Jose, California 95138, for ten days before the meeting.

This Proxy Statement, a proxy card and the 2003 Annual Report to Stockholders are being distributed on or about April 7, 2004, to those entitled to vote.

By Order of the Board of Directors,

/s/ Kirk O. Williams

Kirk O. Williams

General Counsel and Secretary

302 Enzo Drive

San Jose, California 95138

PROXY STATEMENT

GENERAL INFORMATION

Q:	Who is soliciting my proxy?

A:	The Board of Directors of Sunrise Telecom Incorporated is sending you this Proxy Statement in connection with its solicitation of proxies for use at Sunrise’s 2004 Annual Meeting of Stockholders to be held at 11:00 AM on Wednesday, May 12, 2004 at Sunrise’s offices at 302 Enzo Drive, San Jose, California 95138. Certain directors, officers and employees of Sunrise may solicit proxies on behalf of the Board of Directors by mail, phone, fax or in person.

Q:	Who is paying for this solicitation?

A:	Sunrise will pay for the solicitation of proxies. Sunrise also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses to forward our proxy materials to the beneficial owners of Sunrise common stock.

Q:	What am I voting on?

A:	The election of Robert C. Pfeiffer and Jennifer J. Walt to the Board of Directors for a three-year term. We do not expect any other matters to be voted upon, but if any other matter is properly brought before the meeting your shares will be voted by the proxyholders as directed by our Board of Directors or, in the absence of such direction, as such proxyholders believe is in the best interests of Sunrise.

Q:	Who can vote?

A:	Only those who owned Sunrise common stock at the close of business on March 19, 2004, the record date for the Annual Meeting, can vote. Each share of common stock outstanding on that date is entitled to one vote on all matters to come before the meeting. This Proxy Statement, a proxy card and the 2003 Annual Report to Stockholders are being distributed on or about April 7, 2004 to those entitled to vote.

Q:	How do I vote?

A:	You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person – by voting in person you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving our Secretary written notice of your revocation or by submitting a later-dated proxy. If you sign and return your proxy in time, the individuals named as proxyholders will vote your shares as you instruct. If you sign and return your proxy but do not mark your voting instructions, the individuals named as proxyholders will vote your shares FOR the election of the nominees for director.

Q:	What constitutes a quorum?

A:	On the record date, Sunrise had 50,294,391 shares of common stock, $.001 par value per share, outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the issued and outstanding stock entitled to vote at the meeting are present in person or represented by proxy. We include the shares of persons who abstain in determining those present and entitled to vote, but exclude shares held by brokers in “street” or “nominee” name when the broker indicates that you have not voted and the broker lacks discretionary authority to vote your shares (i.e., “broker non-votes”).

Q:	What vote is needed to approve the proposals?

A:	The nominees receiving the most votes are elected as directors. As a result, if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee, nor will a broker “non-vote” affect the outcome of the election.

Q:	Can I vote on other matters?

A:	Sunrise’s Bylaws limit the business conducted at any annual meeting to (1) business in the notice of the meeting, (2) business directed by the Board of Directors and (3) business brought by a stockholder of record entitled to vote at the meeting so long as the stockholder notified our Secretary in writing (at Sunrise’s San Jose headquarters) not less than 90 days nor more than 120 days before the anniversary date of the prior year’s annual meeting.

We do not expect any matters not listed in the Proxy Statement to come before the meeting. If any other matter is presented, your signed proxy card gives the individuals named as proxyholders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934 (the “Exchange Act”) (which would include matters that the proxyholders did not know were to be presented 90 days before the anniversary of last year’s proxy statement).

Q:	How do I make a proposal to be considered at the 2005 Annual Meeting?

A:	A stockholder may propose matters for consideration at an annual meeting of stockholders, including nominees for director, by notifying our Secretary in writing (at our San Jose headquarters) not less than 90 days nor more than 120 days before the anniversary date of the prior year’s annual meeting. Certain alternative dates apply per the Bylaws if the annual meeting is held more than 30 days prior to or more than 60 days after the anniversary date of the prior year’s annual meeting.

The notice must include, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, the name and address of the stockholder and the number of shares of Sunrise common stock owned of record by such stockholder and beneficially by such beneficial owner. For the nomination of directors, the notice must include the full name, age, business and residence addresses, principal occupation or employment of the nominee, the number of shares of Sunrise common stock the nominee beneficially owns, any other information about the nominee that must be disclosed in proxy solicitations under Rule 14(a) of the Securities Exchange Act of 1934 and the nominee’s written consent to the nomination and to serve, if elected. As to any other business that a stockholder proposes to bring before the meeting, the notice must include a brief description of such business, the reasons for conducting such business and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.

Q:	What is the deadline for submitting a stockholder proposal for inclusion in the proxy statement for Sunrise’s 2005 Annual Meeting?

A:	To be considered for presentation in the proxy statement for Sunrise’s 2005 Annual Meeting of Stockholders, a stockholder proposal must be received by our Secretary in writing (at our San Jose headquarters) no later than December 8, 2004 and you must also provide the information required by our Bylaws, as described in the answer to the preceding question, to have any such matter properly submitted before the 2005 Annual Meeting.

Q:	Does Sunrise have a code of ethics?

A:	Sunrise has adopted a Code of Business Conduct and Ethics that applies to all Sunrise employees, employees of Sunrise subsidiaries and members of the Sunrise Board of Directors. The Code of Business Conduct and Ethics, including any amendments to or waivers of certain segments of the Code of Business Conduct and Ethics relating to Sunrise’s Chief Executive Officer and certain financial officers, is available on the Sunrise Web site at www.sunrisetelecom.com/ig/sunrise_code_of_business_conduct_and_ethics_and_amendments_and_waivers.shtml.

PROPOSAL ONE

ELECTION OF DIRECTORS

Sunrise’s Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect two individuals to serve as directors until the 2007 Annual Meeting. Each of the nominees is now a member of our Board of Directors.

The individuals named as proxyholders will vote your proxy for the election of the two nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxyholders may vote for a substitute. The Board of Directors is not aware that either nominee is unwilling or will be unable to serve as a director if elected. We recommend a vote FOR each of the nominees.

Below are the names and ages of the nominees and directors, the years they became directors and their principal occupations or employment for at least the past five years.

Nominees for Election for a Three-Year Term Ending with the 2007 Annual Meeting

• Robert C. Pfeiffer	Age 41. Mr. Pfeiffer co-founded Sunrise in October 1991 and has served as a director since that time. Mr. Pfeiffer also serves as the Chairman of the Corporate Governance/Nominating Committee. Mr. Pfeiffer served as our Vice President of Engineering from October 1991 until December 1999 and our Chief Technology Officer from December 1999 until his retirement in March 2001. Mr. Pfeiffer served as our Secretary from October 1991 until July 2000. From June 1989 until October 1991, Mr. Pfeiffer was a Telecommunication R&D Engineer for the Wiltron division of Anritsu Corporation, a manufacturer of communications test equipment. Mr. Pfeiffer holds an M.B.A. and B.S. in Electrical Engineering from Santa Clara University.

• Jennifer J. Walt	Age 47. Ms. Walt has been a director of Sunrise since March 2000 and serves as the Chairwoman of the Compensation Committee. Ms. Walt has been an attorney with the law firm of Littler Mendelson, P.C. since 1983 and is a shareholder of that firm. Ms. Walt holds a J.D. from the University of California, Hastings College of the Law and a B.A. in History from Stanford University.

Directors Continuing in Office Until the 2005 Annual Meeting

• Paul A. Marshall	Age 46. Mr. Marshall co-founded Sunrise in October 1991 and has served as a director since that time. Mr. Marshall also has served Sunrise as Chief Operating Officer since December 1999, as Vice President of Marketing since March 1992 and as Acting Chief Financial Officer since October 2002. Mr. Marshall served as Sunrise’s Chief Financial Officer from March 1992 until December 1999. From 1980 to 1992, Mr. Marshall held various positions with the Wiltron division of Anritsu Corporation, most recently as Marketing Staff Engineer. Mr. Marshall holds an M.B.A. from the Harvard Business School and a B.S. in Mechanical Engineering from the University of California at Davis.

• Patrick Peng-Koon Ang	Age 44. Mr. Ang has been a director of Sunrise since March 2000. Mr. Ang has served as Executive Vice President and Chief Operating Officer of ESS Technology, Inc., a developer of highly integrated, mixed-signal semiconductor, hardware, software and system solutions, since December 2001. From January 2000 until September 2001, Mr. Ang held the position of Chief Executive Officer of Broadxent, Inc., a broadband communications equipment manufacturer. From November 1997 until December 1999, Mr. Ang was President of Ectiva, Inc., an Internet appliance manufacturer, which was acquired by Creative Technology, Ltd. Mr. Ang holds a B.S. in Electrical Engineering from the National University of Singapore.

Directors Continuing in Office Until the 2006 Annual Meeting

• Paul Ker-Chin Chang	Age 45. Mr. Chang co-founded Sunrise in October 1991 and has served as Chairman, Chief Executive Officer and President since that time. From 1984 to 1991, Mr. Chang was employed as Engineering Supervisor for the Wiltron division of Anritsu Corporation. Mr. Chang holds an M.S. in Electrical Engineering from the University of Kansas at Lawrence and a B.S. in Physics from Tunghai University in Taiwan.

• Henry P. Huff	Age 60. Mr. Huff has served Sunrise as a director since March 2000 and serves as the Chairman of the Audit Committee. Mr. Huff was Vice President, Finance and Chief Financial Officer of NorthPoint Communications Group Inc., a provider of DSL service from June 1998 until his retirement in May 2000. NorthPoint Communications Group Inc. filed for bankruptcy in January 2001. Prior to NorthPoint, he was Chief Financial Officer of Fabrik Communications, Inc., a messaging service provider, from October 1996 until June 1998 and Chief Financial Officer of Sierra Ventures, a venture capital firm, from February 1992 until September 1996. Mr. Huff holds a B.S. in Business Administration from the University of California at Berkeley and is a Certified Public Accountant in the State of California.

Committees of the Board of Directors; Meetings

During the year ended December 31, 2003, the Board held six meetings. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and the committees of the Board on which he or she served. As of December 31, 2003, the Board had an Audit Committee and a Compensation Committee. The Audit Committee’s charter is attached as Appendix A to this Proxy Statement. As of December 31, 2003, the Board did not have a nominating committee or a committee performing the functions of a nominating committee. However, in March 2004, the Board formed a Corporate Governance/Nominating Committee, which is comprised entirely of independent directors. The Board also has adopted a written Corporate Governance/Nominating Committee Charter that addresses the nominating process. You may find this charter on the Sunrise Web site at www.sunrisetelecom.com/ig/corporate_governance_nominating_committee.shtml.

Audit Committee

The responsibilities of the Audit Committee, among other things, include:

•	Reviewing Sunrise’s audit and related services at least annually;

•	Appointing, determining funding for and overseeing Sunrise’s auditors and ensuring their independence, including pre-approving all audit services and permissible non-audit services provided by the auditors;

•	Reviewing Sunrise’s annual and interim financial statements;

•	Reviewing and actively discussing with Sunrise’s auditors the results of the annual audit of Sunrise’s financial statements and all significant issues, transactions and changes;

•	Reviewing and actively discussing with Sunrise’s auditors the results of the SAS 100 review of Sunrise’s financial statements and all significant issues, transactions and changes;

•	Overseeing the adequacy of Sunrise’s system of internal accounting controls, including obtaining from the auditors management letters or summaries on such internal accounting controls;

•	Reviewing and establishing procedures for the receipt, retention and treatment of complaints received by Sunrise regarding accounting, internal accounting controls or any auditing matters; and

•	Overseeing Sunrise’s finance function and compliance with SEC requirements and reviewing the status of any legal matters that could have a significant impact on Sunrise’s financial statements.

The current members of the Audit Committee are Henry P. Huff (Chairman), Patrick Peng-Koon Ang and Jennifer J. Walt, each of who is an independent director as defined by Rule 4200 of The Nasdaq Stock Market and satisfies the other requirements to serve on our audit committee under Rule 4350(d)(2) of The Nasdaq Stock Market. The Board has determined that Henry P. Huff qualifies as an Audit Committee Financial Expert as defined in Section 401 of Regulation S-K. The Audit Committee met five times during 2003.

Compensation Committee

The responsibilities of the Compensation Committee, among other things, include:

•	Establishing and reviewing Sunrise’s general compensation policies and levels of compensation applicable to Sunrise’s Chief Executive Officer and President and Sunrise’s other executive officers;

•	Establishing and reviewing Sunrise’s general compensation policies applicable to all Sunrise employees;

•	Reviewing and advising our Board concerning the performance of Sunrise’s Chief Executive Officer and President and Sunrise’s other executive officers; and

•	Overseeing the administration of the stock compensation plans that Sunrise may adopt from time to time, including the determination of employees and other parties who are to receive grants of stock or stock options and the terms of such grants or options.

The current members of the Compensation Committee are Jennifer J. Walt (Chairwoman), Patrick Peng-Koon Ang and Henry P. Huff, each of who is an independent director as defined by Rule 4200 of The Nasdaq Stock Market. The Compensation Committee met four times during 2003.

Corporate Governance/ Nominating Committee

The responsibilities of the Corporate Governance/Nominating Committee, among other things, include:

•	Evaluating periodically and recommending to the Board any changes in the size and composition of the Board;

•	Reviewing and evaluating director nominees to the Board, including incumbent directors;

•	Evaluating the performance and operations of the Board and the performance of the individual directors;

•	Evaluating the performance, operations, composition, authority and charter of each of the Board committees and the performance of the individual committee members; and

•	Reviewing and recommending to the Board any changes in corporate governance policy, including any changes suggested or recommended by our stockholders.

The current members of the Corporate Governance/Nominating Committee are Robert C. Pfeiffer (Chairman), Patrick Peng-Koon Ang, Henry P. Huff and Jennifer J. Walt, each of who is an independent director as defined by Rule 4200 of The Nasdaq Stock Market.

The Corporate Governance/Nominating Committee recommends nominees for election to the Board of Directors to the full board. In evaluating director nominees, the Corporate Governance/Nominating Committee considers the following factors:

•	The appropriate size of the Board of Directors;

•	The changing needs of Sunrise;

•	The character and integrity of the candidate;

•	The candidate’s knowledge of Sunrise and its industry;

•	The candidate’s desire to represent the best interests of the stockholders as a whole;

•	The value of the candidate’s experience as a director of Sunrise;

•	The availability of new director candidates who may offer unique contributions; and

•	The knowledge, skills and experience of the candidate, including experience in technology, business, finance, administration or public service.

The Corporate Governance/Nominating Committee considers each new director candidate and each incumbent director carefully, including considering other factors as it may deem are in the best interests of Sunrise and its stockholders. The Corporate Governance/Nominating Committee will consider director candidates properly submitted by stockholders in accordance with the procedures set forth in the Sunrise Bylaws.

Stockholder Communications with Our Board of Directors

Sunrise does not have formal procedures for stockholder communications with the Board of Directors. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our Secretary at 302 Enzo Drive, San Jose, CA 95138, with a request to forward the same to the intended recipient. In general, all stockholder communications delivered to our Secretary for forwarding to the Board or specified Board members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right to not forward to Board members any abusive, threatening or otherwise inappropriate materials, and instead inform Board members of the general nature of their existence. Information regarding the submission of comments or complaints relating to Sunrise’s accounting, internal accounting controls or auditing matters may be found on the Sunrise Web site at www.sunrisetelecom.com/ig/sarbanes_oxley.pdf.

Policy Regarding Director Attendance at Annual Meetings of Stockholders

We encourage all incumbent directors and nominees for election as director to attend the annual meetings of stockholders. Last year, each Sunrise incumbent director and director nominee attended the Annual Meeting of Stockholders held in May 2003.

STOCK OWNERSHIP

Beneficial Ownership of Certain Stockholders, Directors and Executive Officers

This table shows, as of February 27, 2004, the number of shares beneficially owned by each director, each executive officer named in the Summary Compensation Table, all directors and executive officers as a group and any beneficial owner of more than 5% of the common stock, as reported by each person. Except as noted, each person has sole voting and investment power over the shares shown in this table. As of February 27, 2004, there were 50,253,134 shares of our common stock outstanding. The address of each beneficial owner of greater than 5% appearing below is c/o Sunrise Telecom Incorporated, 302 Enzo Drive, San Jose, California, 95138.

	Amount and Nature of Common Stock Beneficially Owned
Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
Paul Ker-Chin Chang	12,788,423	(1)	25.4%
Paul A. Marshall	11,843,522	(2)	23.6%
Robert C. Pfeiffer	6,351,363	(3)	12.6%
Jennifer J. Walt	433,040	(4)	*
Raffaele Gerbasi	153,049	(5)	*
Jeong E. Joo	121,874	(6)	*
Patrick Peng-Koon Ang	14,790	(4)	*
Henry P. Huff	14,790	(4)	*
Kirk O. Williams	7,812	(7)	*

All directors and executive officers as a group (ten persons)	31,764,371	(8)	61.6%

*	Less than one percent of the outstanding shares of common stock.

(1)	Includes 31,800 shares held as custodian for minor child and 166,875 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(2)	Includes 1,200 shares held as custodian for minor children, 10,023,260 shares held by the Marshall Family Revocable Trust and 135,062 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(3)	Includes 11,123 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(4)	Includes 12,790 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(5)	Includes 84,800 shares held by 3880095 Canada Inc., a corporation wholly owned by Mr. Gerbasi, and 44,749 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(6)	Includes 87,124 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(7)	Represents 7,812 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

(8)	Includes 526,823 shares issuable upon exercise of outstanding options, which are exercisable within 60 days of February 27, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our executive officers and directors and persons who own more than 10% of a registered class of Sunrise equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission rules to furnish to Sunrise copies of all forms they file. Based solely on Sunrise’s review of the copies of such forms that it received and written representations from certain reporting persons, Sunrise believes that all Section 16(a) filing requirements applicable to Sunrise executive officers, directors and 10% stockholders were complied with during 2003.

COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

Compensation of Directors

Cash Compensation.    We do not compensate our employee directors for their services as directors. Our non-employee directors receive cash compensation for their services as directors. During 2003, we compensated our non-employee directors at rates ranging from $7,500 to $9,000 per quarter. For the quarters ended March 31, 2003 and June 30, 2003, we paid all our non-employee directors $7,500 per quarter. Effective July 2003, we increased compensation to non-employee directors to $8,500 per quarter. Also, effective July 2003, we increased compensation to our Audit Committee Chairman to $9,000 per quarter. During 2003, we paid to our non-employee directors a total of $126,000 in fees, excluding reimbursable out-of-pocket expenses incurred in connection with attending our Board and committee meetings.

Stock Options.    Under the Sunrise 2000 Stock Plan, each of our non-employee directors receives a grant of an option to purchase shares with a fair market value equal to $25,000 on the date of each annual meeting, provided he or she continues to serve on the Board after such annual meeting. At the 2003 Annual Meeting of Stockholders, each non-employee director received a grant of an option to purchase 10,416 shares. Each of our non-employee directors will receive an additional grant on the date of this year’s Annual Meeting based on the fair market value of Sunrise’s stock on that date. Non-employee director options have a term of ten years and expire within 90 days of the director’s termination of service or one year if such termination is due to death or disability. Non-employee director options fully vest one year after the date of grant, provided the director continues to serve as a director at that time. Employee directors are eligible to participate in our 2000 Stock Plan and our 2000 Employee Stock Purchase Plan.

Compensation of the Named Executive Officers

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation of our Chief Executive Officer and the other four most highly compensated executive officers during the year ended December 31, 2003 whose aggregate compensation exceeded $100,000 for that period. We refer to these individuals as the “named executive officers” elsewhere in this Proxy Statement.

Long-Term Compensation
Name and Principal Position	Year	Annual Compensation				Awards Securities Underlying Options (#)	All Other Compensation ($)
		Salary ($)		Bonus ($)
Paul Ker-Chin Chang Chairman, Chief Executive Officer and President	2003 2002 2001	450,023 464,692 587,648		— — 58,765		50,000 130,000 100,000	515 56,302 5,807	(1) (2) (3)

Paul A. Marshall Chief Operating Officer, Vice President Marketing and Acting Chief Financial Officer	2003 2002 2001	350,519 362,389 540,871		— — 54,087		45,000 104,000 80,000	401 660 3,221	(1) (4) (5)

Raffaele Gerbasi Vice President Cable Broadband	2003 2002 2001	226,108 197,290 214,453	(6)	896,818 1,301,106 3,188	(6)(7) (8)	30,000 32,500 22,000	1,651 285 —	(1) (1)

Kirk O. Williams (9) General Counsel and Secretary	2003	163,479		—		25,000	184	(1)

Jeong E. Joo Chief Technology Officer	2003 2002 2001	140,165 148,101 162,324		— — 16,232		5,000 26,000 15,000	2,347 298 5,203	(10) (11) (12)

(1)	Represents life insurance premiums paid on behalf of such officer.

(2)	Includes $55,593 in paid-out vacation, life insurance premiums of $495 paid on behalf of such officer and $214 of company contributions to Sunrise’s 401(k) plan.

(3)	Includes $5,250 of company contributions to Sunrise’s 401(k) plan and life insurance premiums of $557 paid on behalf of such officer.

(4)	Includes $560 in life insurance premiums paid on behalf of such officer and $100 in contributions to Sunrise’s 401(k) plan.

(5)	Includes $2,704 of company contributions to Sunrise’s 401(k) plan and life insurance premiums of $517 paid on behalf of such officer.

(6)	Mr. Gerbasi’s compensation is paid in Canadian dollars. The amounts reflected in this Proxy Statement have been converted into U.S. dollars using the December 31, 2003 closing exchange rate, which was $0.7727 per one Canadian dollar.

(7)	Represents an employment retention bonus of $896,818 paid pursuant to the terms of the agreement for the acquisition of Avantron Technologies, Inc. See also, “COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS—Employment Agreements.”

(8)	Includes an employment retention bonus of $1,285,877 paid pursuant to the terms of the agreement for the acquisition of Avantron Technologies, Inc. See also, “COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS—Employment Agreements.”

(9)	Mr. Williams was appointed General Counsel and Secretary in January 2003.

(10)	Includes $2,347 in paid-out vacation and life insurance premiums of $154 paid on behalf of such officer.

(11)	Includes $206 of company contributions to Sunrise’s 401(k) plan and life insurance premiums of $92 paid on behalf of such officer.

(12)	Includes $5,092 of company contributions to Sunrise’s 401(k) plan and life insurance premiums of $111 paid on behalf of such officer.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table sets forth certain information regarding stock options granted during 2003 to the named executive officers. No named executive officer received an award of stock appreciation rights during 2003.

Name	Individual Grants
	Number of Securities Underlying Options Granted (#) (1)	Percent of Total Options Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Sh) (2)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5% ($)	10% ($)
Paul Ker-Chin Chang	50,000	5.5	1.91	01/29/13	60,000	152,000
Paul A. Marshall	45,000	4.9	1.91	01/29/13	54,000	136,800
Raffaele Gerbasi	30,000	3.3	1.91	01/29/13	36,000	91,200
Kirk O. Williams	25,000	2.7	1.91	01/29/13	30,000	76,000
Jeong E. Joo	5,000	0.5	1.91	01/29/13	6,000	15,200

(1)	All options granted vest 25% on the first anniversary of the grant date; thereafter, 1/48 of the total number of shares subject to options granted vest on the first day of each succeeding month. Under the terms of our stock option plan, the Compensation Committee retains discretion, subject to plan limits, to modify the terms of outstanding options.

(2)	All options were granted at fair market value on the date of grant.

(3)	Realizable values are reported net of the option exercise price. The dollar amounts under these columns are the result of calculations at the 5% and 10% rates (determined from the price at the date of grant, not the stock’s current market value) set by the Securities and Exchange Commission and therefore are not intended to forecast possible future appreciation, if any, of our stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock as well as the option holder’s continued employment through the vesting period. The potential realizable value calculation assumes that the option holder waits until the end of the option term to exercise the option.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION/SAR VALUES

The following table provides summary information regarding options to purchase Sunrise common stock that were exercised by the named executive officers during the year ended December 31, 2003 and the number and value of unexercised in the money Sunrise options held by the named executive officers at December 31, 2003. The closing price per share of our common stock on December 31, 2003 was $3.50.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($) (1)
			Exercisable/ Unexercisable	Exercisable/ Unexercisable
Paul Ker-Chin Chang	0	0	132,082/147,918	19,575/112,125
Paul A. Marshall	0	0	105,666/123,334	15,660/97,650
Raffaele Gerbasi	0	0	30,832/53,668	4,892/55,857
Kirk O. Williams	0	0	0/25,000	0/39,750
Jeong E. Joo	0	0	82,144/23,856	108,885/14,475

(1)	The value of unexercised in-the-money options held at December 31, 2003 represents the total gain which an option holder would realize if he exercised all of the in-the-money options held at December 31, 2003 and is determined by multiplying the number of shares of common stock underlying the options by the difference between the closing stock price of $3.50 per share on the last day of trading in 2003 and the per share option exercise price. An option is in the money if the fair market value of the underlying shares exceeds the exercise price of the option.

Equity Compensation Plan Information

The following table provides information as of December 31, 2003 regarding Sunrise’s equity compensation plans under which Sunrise common stock may be issued.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders (1)	6,598,095	(2)	$3.54	(3)	6,413,302	(4)
Equity compensation plans not approved by security holders	—		—		—

Total	6,598,095		$3.54		6,413,302

(1)	Sunrise equity compensation plans approved by stockholders are Sunrise’s 2000 Stock Plan and 2000 Employee Stock Purchase Plan. Sunrise stockholders approved both equity compensation plans in April 2000, and unless terminated sooner pursuant to their terms, terminate automatically ten years after their effective dates in July 2010. Both equity compensation plans also contain automatic adjustment provisions that authorize the Board of Directors to approve reserve increases based on a set or variable number of shares, which is linked to the number of shares of Sunrise common stock outstanding. The Board of Directors may also approve share reserve increases for any lower number of shares it deems appropriate.

(2)	Represents shares of common stock issuable upon exercise of outstanding options under the 2000 Stock Plan at December 31, 2003. In January 2004, the Board of Directors approved the issuance of options to purchase in the aggregate an additional 307,500 shares of common stock under the 2000 Stock Plan, bringing the aggregate number of shares issuable upon exercise of outstanding options to 6,905,595 shares of common stock under that plan.

(3)	Represents the weighted average exercise price of outstanding options under the 2000 Stock Plan.

(4)	Amount includes 5,801,905 shares of Sunrise common stock available for future issuance under Sunrise’s 2000 Stock Plan and 611,397 shares of Sunrise common stock available for future issuance under Sunrise’s 2000 Employee Stock Purchase Plan at December 31, 2003. In January 2004, Sunrise’s Board of Directors approved a 200,000 share reserve increase for Sunrise’s 2000 Stock Plan pursuant to the automatic adjustment provisions of that plan, bringing the aggregate number of shares available for future issuance under that plan to 6,001,905. Also in January 2004, Sunrise’s Board of Directors approved a 300,000 share reserve increase for Sunrise’s 2000 Employee Stock Purchase Plan pursuant to the automatic adjustment provisions of that plan, bringing the aggregate number of shares available for future issuance under that plan to 911,397. Giving effect to the January 2004 share reserve increases and the issuance of options to purchase in the aggregate an additional 307,500 shares of common stock, the number of securities remaining available for future issuance under the equity compensation plans is 6,605,802 shares of common stock. See also Note 2.

Employment Agreements

In general, Sunrise does not have employment agreements with any of its executive officers. In connection with Sunrise’s acquisition of Sunrise Telecom Broadband Corp. (formerly Avantron Technologies, Inc.) in January 2001, however, Sunrise’s Canadian subsidiary entered into an employment agreement with Raffaele Gerbasi. The agreement provides for a Cdn.$390,000 annual salary; however, during 2003, Mr. Gerbasi’s salary was reduced to Cdn.$292,621. In addition, under the agreement, Mr. Gerbasi was entitled to, and did, receive retention bonuses of Cdn.$2,031,170 on January 1, 2002, Cdn.$1,160,629 on January 1, 2003 and Cdn.$1,160,629 on January 1, 2004, as a result of his continuing to be employed by Sunrise on those dates. The agreement also includes provisions binding Mr. Gerbasi not to compete with Sunrise and not to solicit Sunrise employees or customers.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee currently consists of Jennifer J. Walt (Chairwoman), Patrick Peng-Koong Ang and Henry P. Huff. None of the members has ever been an officer or employee of Sunrise or any of its subsidiaries, and none has any “Related Transaction” relationships with Sunrise of the type that is required to be disclosed under Item 404 of Regulation S-K. None of Sunrise’s executive officers has served as a member of the compensation or similar committees of any entity that has one or more executive officers serving on Sunrise’s Compensation Committee.

CERTAIN TRANSACTIONS

Related Party Transactions

Our Chief Executive Officer, Paul Ker-Chin Chang, is the owner of Telecom Research Center (“TRC”). During 2003, Sunrise purchased equipment used in its manufacturing process for a total of $65,000 from TRC. Sunrise accounts payable to TRC at December 31, 2003 was $0. The terms of Sunrise’s transactions with TRC are similar to those with unrelated parties. Sunrise’s business relationship with TRC has been reviewed and approved by both the Board of Directors and the Audit Committee.

Management Indebtedness

On February 19, 2002, Sunrise lent $1,050,000 to Paul Ker-Chin Chang, our Chief Executive Officer. The Board of Directors and Compensation Committee both approved the loan. The promissory note required Mr. Chang to pay interest each month at an annual percentage rate of 4.0%. The principal amount of the loan was due no later than February 18, 2005. Three million shares of Sunrise common stock secured the loan. During 2003, Mr. Chang repaid $1,084,697 to Sunrise representing the entire loan principal balance and all accrued interest.

COMPENSATION COMMITTEE REPORT

Overview and Philosophy

The Compensation Committee reviews and approves executive officer compensation. Executive compensation includes the following elements: base salaries, annual bonuses, profit sharing, stock options and various benefit plans.

The Compensation Committee is composed of three independent directors. It is the Compensation Committee’s objective that executive compensation be tied directly to the achievement of Sunrise’s performance objectives. Specifically, Sunrise’s executive compensation program is designed to reward executive performance that results in enhanced corporate and stockholder value. The Compensation Committee reviewed and relied on published industry pay survey data in its assessment of appropriate compensation levels. These surveys included the Radford Management Survey, Economic Research Institute Survey and data from companies of comparable size, performance and growth rates in the telecommunications industry.

The Compensation Committee recognizes that the industry sector in which Sunrise operates is highly competitive, with the result that there is substantial demand for qualified, experienced executive personnel. The Compensation Committee considers it crucial that Sunrise be assured of attracting and rewarding its executives who are essential to the attainment of Sunrise’s long-term strategic goals. For these reasons, the Compensation Committee believes Sunrise’s executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Annual cash compensation for Sunrise’s executive officers has generally declined significantly since December 2000, as both Sunrise’s revenues and profitability have declined. During 2001, 2002 and 2003, Sunrise implemented several cost cutting measures to better align its cost structure with its revenues. One such measure was across-the-board permanent and temporary salary reductions applicable to most employees, including executive officers. Another was the suspension during 2002 of company contributions to Sunrise’s 401(k) plan on behalf of employees, including executive officers. Sunrise did not award any annual performance bonuses or profit sharing to executive officers during 2003.

Annual Cash Compensation and Benefits

The Compensation Committee believes that the annual cash compensation paid to executives should be commensurate with both the executive’s and Sunrise’s performance. For this reason, Sunrise’s executive cash compensation consists of base compensation (salary), variable incentive compensation (annual bonus) and participation in the Sunrise profit sharing bonus plan.

Base salaries for executive officers are established considering a number of factors, including Sunrise’s performance, the executive’s individual performance and measurable contribution to Sunrise’s success and pay levels of similar positions with comparable companies in the industry. The Compensation Committee decides base salaries at the first meeting of each year as part of Sunrise’s formal executive officer annual salary review process.

An executive’s annual bonus and profit sharing award generally depend on Sunrise’s overall financial performance. No bonuses have been paid in two years due to poor company profits and sales. Sunrise intends to pay a generous bonus to its executives should excellent performance return.

In addition to providing bonuses to its executive officers, Sunrise also provides bonus programs to its other employees according to local employment customs and Sunrise’s belief that excellent company performance results from teamwork and individual performance, and that such efforts should be rewarded.

Stock Options

In 2003, Sunrise made stock option grants to its executive officers. The Compensation Committee intends to use option grants to attract, retain and motivate Sunrise’s executive officers and other participants by providing them with a meaningful stake in Sunrise’s long-term success. In making its determinations, the Compensation Committee takes into consideration the following: (i) grants made to individuals in similar positions in comparable high technology companies, (ii) Sunrise’s then current capital structure, (iii) the participants’ contributions to Sunrise’s short- and long-term performance and the participant’s ability to build corporate and stockholder value, (iv) the participant’s prior stock option grants, especially as they relate to the number of options vested and unvested and (v) the impact that total option grants made to all participants have on dilution of current stockholder ownership and Sunrise’s earnings per share.

Chief Executive Officer and President’s Compensation

Mr. Chang’s compensation for 2003 was evaluated and approved by the Compensation Committee based on a survey of comparable Chief Executive Officers’ salaries in the San Jose, California metropolitan area and at comparable companies. Mr. Chang’s 2003 cash compensation consisted of a base salary of $450,023. The smaller base salary for Mr. Chang in 2003 compared to 2002 was due to a temporary across-the-board salary reduction applicable to most employees, including executive officers, effective July through October 2003. Mr. Chang received no bonus in 2003. During 2003, Sunrise granted to Mr. Chang options to purchase a total of 50,000 shares of Sunrise common stock at $1.91 per share.

Tax Deductibility of Executive Compensation

As a matter of policy, Sunrise believes it is important to retain the flexibility to maximize its tax deductions. Amendments to Section 162(m) of the Internal Revenue Code have eliminated the deductibility of most compensation over a million dollars in any given year. It is the policy of the Compensation Committee to consider the impact, if any, of Section 162(m) on Sunrise and to document as necessary specific performance goals to seek to preserve Sunrise’s tax deductions.

Compensation Committee

Jennifer J. Walt, Chairwoman

Patrick Peng-Koon Ang

Henry P. Huff

AUDIT COMMITTEE REPORT1

The responsibilities of the Audit Committee, among other things, include:

•	Reviewing Sunrise’s audit and related services at least annually;

•	Appointing, determining funding for and overseeing Sunrise’s auditors and ensuring their independence, including pre-approving all audit services and permissible non-audit services provided by the auditors;

•	Reviewing Sunrise’s annual and interim financial statements;

•	Reviewing and actively discussing with Sunrise’s auditors the results of the annual audit of Sunrise’s financial statements and all significant issues, transactions and changes;

•	Reviewing and actively discussing with Sunrise’s auditors the results of the SAS 100 review of Sunrise’s financial statements and all significant issues, transactions and changes;

•	Overseeing the adequacy of Sunrise’s system of internal accounting controls, including obtaining from the auditors management letters or summaries on such internal accounting controls;

•	Reviewing and establishing procedures for the receipt, retention and treatment of complaints received by Sunrise regarding accounting, internal accounting controls or any auditing matters; and

•	Overseeing Sunrise’s finance function and compliance with SEC requirements and reviewing the status of any legal matters that could have a significant impact on Sunrise’s financial statements.

The Board of Directors has determined that all members of the Audit Committee are “independent” as required by applicable listing standards of The Nasdaq National Market. In addition, the Board has determined that Mr. Henry P. Huff qualifies as an Audit Committee Financial Expert as defined in Section 401 of Regulation S-K.

The Audit Committee operated pursuant to a charter approved by the Board of Directors. A copy of the charter is attached as Appendix A to this Proxy Statement. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. The Audit Committee also has reviewed and reassessed the adequacy of its charter during the course of 2003. To carry out its responsibilities, the Audit Committee held five meetings during 2003.

Management is responsible for the preparation, presentation and integrity of Sunrise’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Sunrise’s independent auditors are responsible for performing an independent audit of the consolidated financial statements in accordance with auditing standards generally accepted in the United States.

In overseeing the preparation of Sunrise’s consolidated financial statements, the Audit Committee met with both management and the independent auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee’s review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61, Communication With Audit Committees. The Audit

[1]	The material in this section entitled “Audit Committee Report” is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of Sunrise’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation by reference language therein.

Committee received the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit Committee also considered whether the provision of non-audit services by the independent auditors was compatible with maintaining the auditors’ independence. Additionally, the Audit Committee has had discussions with the auditors regarding the auditors’ independence. In connection with monitoring Sunrise’s internal control systems, the Audit Committee periodically consulted with the independent auditors about internal controls and the fairness and accuracy of Sunrise’s consolidated financial statements.

Based on the review referred to in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in its charter, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of Sunrise’s audited consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee selected KPMG LLP as independent auditors for the year ended December 31, 2003.

Audit Committee

Henry P. Huff, Chairman

Patrick Peng-Koon Ang

Jennifer J. Walt

AUDITORS

KPMG LLP served as Sunrise’s independent auditors for the year ended December 31, 2003 and has been selected by the Audit Committee as Sunrise’s independent auditor for 2004. A KPMG LLP representative will attend the annual meeting, will have the opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Fees Paid to the Independent Auditors

The following table sets forth the fees paid to Sunrise’s independent auditor, KPMG LLP, for the years ended December 31, 2003 and 2002.

Audit and Non-Audit Fees

	2003	2002
Audit Fees (1)	$251,500	$245,000
Audit-Related Fees (2)	$0	$11,000
Tax Fees (3)	$31,300	$26,200
All Other Fees	$0	$0

Total	$282,800	$282,200

(1)	Audit Fees relate to professional services rendered in connection with the audit of Sunrise’s annual financial statements, quarterly review of financial statements included in Sunrise’s Forms 10-Q and audit services provided in connection with other statutory and regulatory filings.

(2)	Audit-Related Fees include professional services related to the audit of Sunrise’s financial statements, accounting and reporting consultation on proposed transactions and due diligence assistance.

(3)	Tax Fees relate to professional services rendered in connection with US and international tax compliance and preparation for Sunrise’s tax audits. Sunrise does not engage KPMG LLP to perform personal tax services for its executive officers.

The Audit Committee of the Board of Directors approved all services described above. The Audit Committee determined that the auditors’ provision of Audit-Related Fees, Tax Fees and All Other Fees, which may have been non-audit in nature, was compatible with and did not impair the auditors’ independence during 2003.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Auditors

After passage of the Sarbanes-Oxley Act of 2002, Sunrise adopted an auditor independence policy that requires the Audit Committee to approve all permitted non-audit services performed by Sunrise’s auditing firm. In April 2003, the Audit Committee pre-approved the use of Sunrise’s auditing firm for tax planning, tax compliance and tax consulting services, which are deemed permitted non-audit services that do not impair the auditor’s independence. The auditor independence policy also requires Sunrise to promptly inform the Audit Committee of any such engagement of Sunrise’s independent auditor.

STOCK PERFORMANCE GRAPH2

The graph below compares the cumulative total stockholder return on Sunrise Telecom Incorporated common stock with the cumulative total stockholder return of The Nasdaq National Market—U.S. Index and the S&P 500 Information Technology Index. All values assume an initial investment of $100 and the reinvestment of the full amount of all dividends and are calculated yearly through December 31, 2003. The graph begins on July 13, 2000, the date Sunrise’s common stock began trading on The Nasdaq National Market. The stockholder return shown on the graph below is based upon historical data and is not indicative of, nor intended to forecast, future performance of our common stock.

	Base Period 13 Jul ’00	Years Ending
Company / Index		Dec ’00	Dec ’01	Dec ’02	Dec ’03
SUNRISE TELECOM INCORPORATED	100	26.04	26.73	11.80	23.71
NASDAQ U.S. INDEX	100	58.67	46.57	32.20	48.14
S&P 500 INFORMATION TECHNOLOGY INDEX	100	55.52	41.16	25.76	37.93

[2]	The material in this section entitled “STOCK PERFORMANCE GRAPH” is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation by reference language therein.

AVAILABLE INFORMATION

Sunrise’s Web site may be found at www.sunrisetelecom.com. Sunrise makes available free of charge, on or through its Web site, its annual, quarterly and current reports, and any amendments to those reports, as soon as reasonably practicable after electronically filing such reports with the Securities and Exchange Commission. Stockholders may also obtain a copy of Sunrise’s Annual Report on Form 10-K, without charge, by written request addressed to Investor Relations, Sunrise Telecom Incorporated, 302 Enzo Drive, San Jose, California 95138.

By Order of the Board of Directors,

/s/ Kirk O. Williams

Kirk O. Williams

General Counsel and Secretary

April 7, 2004

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

APPENDIX A

CHARTER OF THE

AUDIT COMMITTEE

OF THE

BOARD OF DIRECTORS OF

SUNRISE TELECOM INCORPORATED

I.	Purpose and Authority

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Sunrise Telecom Incorporated (the “Company”) is appointed by the Board to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Committee’s principal functions are to:

•	Monitor the periodic reviews and audits of the adequacy of the accounting and financial reporting processes and systems of internal control that are conducted by the Company’s independent auditors and the Company’s financial and senior management;

•	Oversee the Company’s relationship with its independent auditors, including selecting, evaluating and setting the compensation of the independent auditors and overseeing the qualifications and independence of the independent auditors;

•	Facilitate communication among the Company’s independent auditors and the Company’s financial and senior management; and

•	Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement if and as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

The Committee will fulfill these functions primarily by carrying out the activities enumerated in Part IV of this charter. In order to serve these functions, the Committee shall have unrestricted access to Company personnel and documents, shall have authority to direct and supervise an investigation into any matters within the scope of its duties, and shall have authority to engage and determine funding for such independent counsel, experts and other advisers as it determines to be necessary or appropriate to carry out its responsibilities and duties. The Company will provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of (a) compensation to the public accounting firm engaged for the purpose of rendering or issuing an audit report or performing other audit, review or attest services for the Company; (b) compensation to any advisers employed by the Committee referenced above; and (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits, to prepare the Company’s financial statements or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent auditors.

II.	Membership

All members of the Committee will be appointed by, and shall serve at the discretion of, the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

The Committee shall consist of three or more members of the Board, with the exact number being determined by the Board. Each member of the Committee shall be “independent” as defined by applicable law, the rules of the Securities and Exchange Commission and the rules of The Nasdaq Stock Market, as they may be amended from time to time (collectively, the “Rules”), except as otherwise permitted thereby. Each member of the Committee shall have the ability to read and understand fundamental financial statements and at least one member shall be an individual whom the Board of Directors has determined is an “audit committee financial expert” in compliance with the criteria established by the Securities and Exchange Commission and have prior employment experience in finance, accounting or such other field that has resulted in such individual’s financial sophistication as required by the rules and regulations of The Nasdaq Stock Market. The existence of such member(s) shall be disclosed in periodic filings as required by the Securities and Exchange Commission.

III.	Meetings

Meetings of the Committee shall be held from time to time as determined by the Board and/or the members of the Committee. The Committee should periodically meet with management and the independent auditors in separate executive sessions to discuss internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee. The Committee members, or the Chairman of the Committee on behalf of all of the Committee members, should communicate with management and the independent auditors on a quarterly basis in connection with their review of the Company’s financial statements.

IV.	Responsibilities and Duties

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1.     Review the Company’s quarterly and annual financial statements, including any report or opinion by the independent auditors, prior to distribution to the public or filing with the Securities and Exchange Commission.

2.     In connection with the Committee’s review of the annual financial statements:

•	Discuss with the independent auditors, management the financial statements and the results of the independent auditors’ audit of the financial statements.

•	Discuss any items required to be communicated by the independent auditors in accordance with SAS 61, as amended. These discussions should include the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of the disclosures in the Company’s financial statements and any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information; and

•	Recommend to the Board whether the audited financial statements should be included in the Company’s Annual Report on Form 10-K.

3.     In connection with the Committee’s review of the quarterly financial statements:

•	Discuss with the independent auditors and management the results of the independent auditors’ SAS 71 review of the quarterly financial statements.

•	Discuss significant issues, events and transactions and any significant changes regarding accounting principles, practices, judgments or estimates with management and the independent auditors, including any significant disagreements among management and the independent auditors.

4.     Receive from the independent auditors and review a report of: (a) all critical accounting policies and practices to be used; (b) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management of the Company, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and the management of the Company, such as any management letter or schedule of unadjusted differences.

5.     Discuss any comments or recommendations of the independent auditors outlined in any management letter. Approve a schedule for implementing any recommended changes and monitor compliance with the schedule.

6.     Discuss with the independent auditors and management their periodic reviews of the adequacy of the Company’s accounting and financial reporting processes and systems of internal control, including the adequacy of the systems of reporting to the Committee by each group.

7.     Appoint, determine the compensation and funding for, retain and oversee the work of any public accounting firm engaged by the Company (including resolution of disagreements between management and the accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. Review the independence, performance, experience and qualifications of the independent auditors.

8.     Preapprove all auditing services and permissible non-audit services (subject to any de minimus or other exceptions allowed by applicable law and rules) provided to the Company by the independent auditors. Before the independent auditors are engaged by the Company to render auditing or non-audit services, the engagement must either (a) be approved by the Committee or (b) if the services do not respect the provision of audit, review or attest services, satisfy any de minimus or other exceptions allowed by applicable law and rules or (c) be entered into pursuant to preapproval policies and procedures established by the Committee, provided that the policies and procedures are detailed as to the particular service and the Committee is informed of each service and such policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to the Company’s management. For example, the Committee may delegate the authority to grant preapproval of auditing and non-audit services to one or more designated independent members of the Committee; provided, that the decisions of any member to whom authority is delegated to preapprove an activity must be presented to the full Committee at each of its scheduled meetings.

9.     Resolve disagreements between management and the independent auditors regarding financial reporting.

10.     Periodically consult with the independent auditors out of the presence of management about internal controls, the fullness and accuracy of the Company’s financial statements and any other matters that the Committee or these groups believe should be discussed privately with the Committee.

11.     Communicate with the Company’s independent auditors about the Company’s expectations regarding its relationship with the auditors, including the following: (i) the independent auditors’ ultimate accountability to the Committee; and (ii) the sole authority and responsibility of the Committee to select, evaluate and, where appropriate, replace the independent auditors.

12.     Review and approve processes and procedures to ensure the continuing independence of the Company’s independent auditors. These processes shall include obtaining and reviewing, on an annual basis, a letter from the independent auditors describing all relationships between the independent auditors and the Company required to be disclosed by Independence Standards Board Standard No. 1, reviewing the nature and scope of such relationships and discontinuing any relationships that the Committee believes could compromise the independence of the auditors.

13.     Review the independent auditors’ audit plan.

14.     Review and approve all transactions between the Company and any related-party, as such term is defined in applicable law.

15.     Receive from each of the Company’s principal executive officer or officers and each of the Company’s principal financial officer or officers, or persons performing similar functions, and review, a report of: (a) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls.

16.     Periodically review the status of any legal matters that could have a significant impact on the Company’s financial statements.

17.     Annually prepare a report to the Company’s stockholders for inclusion in the Company’s annual proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time.

18.     Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential and anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

19.     Review and reassess the adequacy of the Committee’s charter periodically. Submit the charter to the Company’s Board of Directors for review and include a copy of the charter as an appendix to the Company’s proxy statement as required by the rules and regulations of the Securities and Exchange Commission, as they may be amended from time to time (currently, once every three years).

20.     Perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any stock exchange or market on which the Company’s Common Stock is listed, and perform other activities that are consistent with this charter, the Company’s Bylaws and governing laws, as the Committee or the Board deems necessary or appropriate.

V.	Minutes

The Committee will maintain written minutes of meetings and periodically report to the Board of Directors on significant matters related to the Committee’s responsibilities.

Proxy – Sunrise Telecom Incorporated

Sunrise Telecom Incorporated

Annual Meeting of Stockholders

Wednesday, May 12, 2004, at 11:00 A.M.

302 Enzo Drive, San Jose, California 95138

Proxy Solicited by Board of Directors for Annual Meeting of Stockholders – May 12, 2004

The undersigned hereby appoints Paul Ker-Chin Chang and Paul A. Marshall, or either of them, each with power of substitution, as proxies of the undersigned, to attend the Annual Meeting of Stockholders of SUNRISE TELECOM INCORPORATED to be held at the company’s offices at 302 Enzo Drive, San Jose, California 95138, on Wednesday, May 12, 2004, at 11:00 A.M., and any adjournment thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of each of Robert C. Pfeiffer and Jennifer J. Walt.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Continued and to be signed and dated on the reverse side.)

Sunrise Telecom Incorporated	000000 0000000000 0 0000

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Annual Meeting Proxy Card

A Election of Directors
1. The Board of Directors recommends a vote FOR the listed nominees.

01 - Robert C. Pfeiffer	For ☐	Withhold ☐

02 - Jennifer J. Walt	☐	☐

B  Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

1UPX            HHH            PPPP            003091